PROSPECTUS	May 1, 2005

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund, (the “Fund”) is an investment company made up of 32 separate portfolios (“Portfolios”). This Prospectus discusses the following Portfolios:

Jennison 20/20 Focus Portfolio
Natural Resources Portfolio
Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

Table of Contents

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
3	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
9	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
10	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
10	Investment Objectives and Policies
10	Jennison 20/20 Focus Portfolio
11	Natural Resources Portfolio
12	Value Portfolio
13	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
13	American Depositary Receipts
13	Asset-Backed Securities
13	Collateralized Debt Obligations
13	Convertible Debt and Convertible Preferred Stock
13	Credit Default Swaps
13	Credit-Linked Securities
13	Derivatives
13	Dollar Rolls
13	Equity Swaps
13	Event-Linked Bonds
14	Forward Foreign Currency Exchange Contracts
14	Futures Contracts
14	Interest Rate Swaps
14	Joint Repurchase Account
14	Loans and Assignments
14	Mortgage-Related Securities
15	Options
15	Real Estate Investment Trusts
15	Repurchase Agreements
15	Reverse Repurchase Agreements
15	Short Sales
15	Short Sales Against-the-Box
16	Swap Options
16	Swaps
16	Total Return Swaps
16	When-Issued and Delayed Delivery Securities
16	HOW THE FUND IS MANAGED
16	Board of Trustees
16	Investment Adviser
17	Investment Subadvisers
17	Portfolio Managers
18	HOW TO BUY AND SELL SHARES OF THE FUND
18	Frequent Purchases and Redemptions of Fund Shares

i

19	Net Asset Value
21	Distributor
21	OTHER INFORMATION
21	Federal Income Taxes
21	Monitoring for Possible Conflicts
21	Disclosure of Portfolio Holdings
22	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  derivatives risk

•  foreign investment risk

•  leveraging risk

•  management risk

•  market risk

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the

Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  credit risk

•  derivatives risk

•  foreign investment risk

•  industry/sector risk

•  interest rate risk

•  leveraging risk

•  management risk

•  market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  derivatives risk

•  credit risk

•  foreign investment risk

•  interest rate risk

•  leveraging risk

•  management risk

•  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”— have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk.   The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

EVALUATING PERFORMANCE

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*       These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/04)

	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	15.94%	1.77%	4.71%	N/A
Class II Shares	15.38%	N/A	N/A	2.32%
S&P 500 Index**	10.87%	-2.30%	-0.21%	-0.94%
Russell 1000 Index***	11.40%	-1.76%	0.35%	-0.91%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	8.59%	-2.88%	-0.62%	-2.23%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	12.06%	0.04%	2.29%	0.46%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***      The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.94% (2nd quarter of 1999)	-21.60% (4th quarter of 1997)

*       These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	25.17%	20.69%	16.36%
S&P 500 Index**	10.87%	-2.30%	12.07%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	20.32%	12.73%	9.98%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. Returns are not shown for Class II shares because Class II shares do not yet have a full year of performance history. Returns for Class II shares would have been substantially similar to Class I shares because the shares are invested in the same portfolio of securities. Returns for Class II shares would have been lower due to higher expenses.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***      The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*       These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/04)

	1 Year	5 Years	10 Years	Since Class II Inception (5/14/01)
Class I Shares	16.31%	5.64%	11.33%	N/A
Class II Shares	15.83%	N/A	N/A	2.61%
S&P 500 Index**	10.87%	-2.30%	12.07%	0.84%
Russell 1000 Value Index***	16.49%	5.27%	13.83%	5.65%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	11.53%	4.00%	11.20%	2.53%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	14.62%	5.42%	11.18%	4.36%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges .

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***      The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	.28%	1.28%
Value Portfolio	N/A	0.40%	0.25%	.19%	.84%
Natural Resources Portfolio	N/A	0.45%	0.25%	0.06%	0.76%

(1)   Includes 0.15% administration fee

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison 20/20 Focus Portfolio	$130	$406	$702	$1,545
Value Portfolio	86	268	466	1,037
Natural Resources Portfolio	91	284	493	1,096

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the

Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private

mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2004 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as% of average net assets
Jennison 20/20 Focus	0.75
Natural Resources	0.45
Value	0.40

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•  Jennison 20/20 Focus Portfolio

•  Natural Resources Portfolio

•  Value Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer is the portfolio manager for the value portion of the Portfolio.

Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s Large Cap Growth Equity and Large Cap Value Teams, which are comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the teams may change from time to time.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April1999.

David A. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Natural Resources Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Leigh R. Goehring and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Goehring generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s research team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Leigh R. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the trust department at The Bank of New York. He earned his B. A. from Hamilton College with a double major in Economics and Mathematics. He has managed the Portfolio since 1992.

Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Value Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. David A. Kiefer and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s Large Cap Value Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

David A. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonlyoccurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s Statement of Additional Information and on the Fund’s website at www.prudential.com. The Fund will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Fund may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each month. These postings can be located at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights for the year ended December 31, 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm.

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,				February 15, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.60	$8.23	$10.63	$10.99	$11.36
Income (Loss) From Investment Operations:
Net investment income	0.01	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.62	2.37	(2.40)	(0.15)	(0.19)
Total from investment operations	1.63	2.37	(2.40)	(0.13)	(0.18)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	(0.19)	(0.18)
Total dividends and distributions	—	—	—	(0.23)	(0.19)
Net Asset Value, end of period	$12.23	$10.60	$8.23	$10.63	$10.99
Total Investment Return(b):	15.38%	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$101.0	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.28%	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.02)%	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	87%	102%	75%	131%	163	%(e)

(a)  Commencement of offering of Class II shares.

(b)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)  Annualized.

(d)  Less than $0.005 per share.

(e)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.49	$22.35	$19.11	$23.59	$17.38
Income (Loss) From Investment Operations:
Net investment income	0.19	0.25	0.09	0.43	0.13
Net realized and unrealized gains (losses) on investments	6.28	7.38	3.52	(2.89)	6.36
Total from investment operations	6.47	7.63	3.61	(2.46)	6.49
Less Dividends and Distributions:
Dividends from net investment income	(1.00)	(0.98)	(0.12)	(0.55)	(0.16)
Distributions in excess of net investment income	—	—	—	—	(0.09)
Distributions from net realized gains	(1.08)	(1.51)	(0.25)	(1.47)	(0.03)
Total dividends and distributions	(2.08)	(2.49)	(0.37)	(2.02)	(0.28)
Net Asset Value, end of year	$31.88	$27.49	$22.35	$19.11	$23.59
Total Investment Return(a)	25.17%	39.00%	18.92%	(10.08)%	37.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$622.6	$498.7	$379.2	$336.1	$393.2
Ratios to average net assets:
Expenses	0.51%	0.51%	0.50%	0.52%	0.58%
Net investment income	0.49%	0.80%	0.47%	1.94%	0.67%
Portfolio turnover rate	24%	24%	37%	23%	30%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges

.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,			May 14, 2001(d) through
				December 31,
	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$17.37	$13.75	$17.91	$19.79
Income (Loss) From Investment Operations:
Net investment income	0.20	0.16	0.16	0.12
Net realized and unrealized gains (losses) on investments	2.55	3.62	(4.15)	(1.01)
Total from investment operations	2.75	3.78	(3.99)	(0.89)
Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	—	(0.85)
Tax return of capital distributions	—	— (f)	—	—
Total distributions	(0.18)	(0.16)	(0.17)	(0.99)
Net Asset Value, end of period	$19.94	$17.37	$13.75	$17.91
Total Investment Return(a)	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.84%	0.83%	0.84	%(b)
Net investment income	1.08%	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	52%	72%	94%	175	%(c)

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(b)  Annualized.

(c)  Not annualized.

(d)  Commencement of offering of Class II shares.

(e)  Calculated based upon weighted average shares outstanding during the year.

(f)  Less than ..005 per share.

Mailing Address

The Prudential Series Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadviser

Jennison Associates LLC

Independent Registered Public Accounting Firm

KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Trustees

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund, Inc. at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623